Exhibit 10.2



                                December 19, 2006

To the Holders of the
  Below described Notes

     Re:                            Waiver
                           Family Dollar Stores, Inc.
                               Family Dollar, Inc.
             Note Purchase Agreement dated as of September 27, 2005
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to the Note Purchase Agreement, dated as of September 27, 2005 (the "Note Purchase Agreement"), among Family Dollar Stores, Inc. ("FDSI"), Family Dollar, Inc. ("FDI", and, together with FDSI, the "Obligors") and the institutional investors listed in Schedule A thereto, pursuant to which the Obligors issued their Senior Notes due 2015 in an aggregate principal amount of $250,000,000 (the "Notes"). Capitalized terms used herein without definition, shall have the meanings set forth in the Note Purchase Agreement.

     Section 7.1(a) of the Note Purchase Agreement requires that the Obligors deliver to the holders of the Notes quarterly unaudited financial statements including a consolidated balance sheet of FDSI and its Subsidiaries as at the end of each quarterly fiscal period and consolidated statements of earnings, changes in shareholders' equity and cash flows of the FDSI and its Subsidiaries for each quarterly fiscal period within 60 days after the end of each fiscal quarter of FDSI (the "Quarterly Statements"). Section 7.1(b) of the Note Purchase Agreement requires that the Obligors deliver to the holders of the Notes annual audited financial statements including a consolidated balance sheet of FDSI and its Subsidiaries as at the end of each fiscal year and consolidated statements of earnings, changes in shareholders' equity and cash flows of the FDSI and its Subsidiaries, for each year within 105 days after the end of each fiscal year of FDSI (the "Annual Statements").

     The Obligors hereby request that the holders of the Notes waive the requirements of Section 7.1(a) and (b) and Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ending November 30, 2006 be delivered within 60 days after the end of such quarterly fiscal period and that the Annual Statements for the fiscal year ended August 31, 2006 be delivered within 105 days after the end of such fiscal year together with the related compliance certificates, provided that, such Quarterly Statements and Annual Statements and related compliance certificates are delivered to the holders of the Notes no later than March 31, 2007. The Obligors hereby further requests that the holders of the Notes evidence such waiver by executing the acknowledgment to this letter.

     The Obligors confirm that it is in compliance with the terms and conditions of the Note Purchase Agreement (as modified by this letter) and that no Default or Event of Default exists under the Note Purchase Agreement (as modified by this letter) or shall result after giving effect to this letter.

                                 Very truly yours,

                                 FAMILY DOLLAR STORES, INC.
                                 FAMILY DOLLAR, INC.


                                 By /s/ R. James Kelly
                                    --------------------------------------------
                                    Name:  R. James Kelly
                                    Title: President and Chief Operating Officer

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $13,100,000 aggregate principal amount of the Notes.

                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                                By  /s/ Jay White
                                    Name:  Jay White
                                    Title: Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $21,500,000 aggregate principal amount of the Notes.

                            GIBRALTAR LIFE INSURANCE CO., LTD.

                            By: Prudential Investment Management (Japan), Inc., as Investment Advisor

                            By: Prudential Investment Management, Inc., as Sub-Adviser


                                 By /s/ Jay White
                                    Name:  Jay White
                                    Title: Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $4,000,000 aggregate principal amount of the Notes.

                             AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA, INC.

                             By: Prudential Private Placement Investors, L.P.
                                 (as Investment Advisor)

                             By: Prudential Private Placement Investors, Inc.
                                 (as its General Partner)


                                 By  /s/ Jay White
                                     Name:  Jay White
                                     Title:  Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $1,000,000 aggregate principal amount of the Notes.

                                AMERICAN MEMORIAL LIFE INSURANCE COMPANY

                                By: Prudential Private Placement Investors, L.P.
                                    (as Investment Advisor)

                                By: Prudential Private Placement Investors, Inc.
                                    (as its General Partner)


                                    By  /s/ Jay White
                                        Name:  Jay White
                                        Title:  Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $1,400,000 aggregate principal amount of the Notes.

                               UNION SECURITY INSURANCE COMPANY

                               By: Prudential Private Placement Investors, L.P.
                                   (as Investment Advisor)

                               By: Prudential Private Placement Investors, Inc.
                                   (as its General Partner)


                                   By  /s/ Jay White
                                       Name:  Jay White
                                       Title:  Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $4,000,000 aggregate principal amount of the Notes.

                                TIME INSURANCE COMPANY

                                By: Prudential Private Placement Investors, L.P.
                                    (as Investment Advisor)

                                By: Prudential Private Placement Investors, Inc.
                                    (as its General Partner)


                                    By  /s/ Jay White
                                        Name:  Jay White
                                        Title: Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $29,000,000.00 aggregate principal amount of the Notes.

                                      MIDLAND NATIONAL LIFE INSURANCE COMPANY



                                      By  /s/ Kaitlin Trinh
                                          Name: Kaitlin Trinh
                                          Title:  Director

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $6,000,000 aggregate principal amount of the Notes.

                                        NORTH AMERICAN COMPANY FOR LIFE AND
                                        HEALTH INSURANCE



                                        By  /s/ Kaitlin Trinh
                                            Name: Kaitlin Trinh
                                            Title: Director

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $30,000,000 aggregate principal amount of the Notes.

                                TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY



                                By  /s/ Debra R. Thompson
                                    Name: Debra R. Thompson
                                    Title:  Vice-President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $5,000,000 aggregate principal amount of the Notes.

                                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                                By /s/ Debra R. Thompson
                                   Name: Debra R. Thompson
                                   Title:  Vice-President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $16,000,000 aggregate principal amount of the Notes.

                                        UNITED OF OMAHA LIFE INSURANCE COMPANY



                                        By /s/ Curtis R. Caldwell
                                           Name:  Curtis R. Caldwell
                                           Title: Vice President

     ACKNOWLEDGED AND AGREED THAT, the parties hereto have caused this letter to be duly executed by their respective officers as of the day and year first above written and agree to waive the requirements of Section 7.1(a) and (b) and
Section 7.2 of the Note Purchase Agreement that the Quarterly Statements for the fiscal quarter ended November 30, 2006 and the Annual Statements for the year ended August 31, 2005 and the related compliance certificates be delivered in accordance with the time periods set forth in Sections 7.1(a) and (b) and
Section 7.2, provided that, such Quarterly Statements and Annual Statements are delivered to the holders of the Notes no later than March 31, 2007. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any provision of the Note Purchase Agreement or any right, power or remedy of any holder of the Notes under the Note Purchase Agreement, except to the specific extent and under the conditions set forth herein.

     The holder confirms, that it holds $9,000,000 aggregate principal amount of the Notes.

                                                BANC OF AMERICA SECURITIES LLC



                                                By /s/ William T. White
                                                   Name: William T. White
                                                   Title: Managing Director